WAIVER AND CONSENT


          THIS WAIVER AND CONSENT, dated August 29, 1997, is made and entered into by and among Browne Bottling Company, a Delaware corporation ("BBC"), All-American Bottling Corporation, a Delaware corporation ("AABC"), Stephen B. Browne, Oklahoma Properties Partnership, an Oklahoma general partnership, Tennessee Properties Partnership, an Oklahoma general partnership, Browne and Browne Partners, an Oklahoma general partnership, Stephen B. Browne, as Trustee of the Stephen Virgil Browne Trust (collectively, "Browne") and Colinvest Bottling Corp., a corporation ("Colinvest") and Records Investments, L.L.C., an Oklahoma limited liability company ("Records").

          WHEREAS, BBC, AABC, Browne and others entered into a certain warrantholders agreement dated as of August 23, 1993 (the "Warrantholders Agreement"); and

          WHEREAS, subsequent to the execution of the Warrantholders Agreement, BBC issued and there are presently issued and outstanding unexercised warrants (the "Warrants") to purchase an aggregate of 21,360 shares (the "Warrant Shares") of Common Stock, par value $.01 per share (the "Common Stock") issued by BBC; and

          WHEREAS, Brown is the beneficial owner of Warrants to purchase an aggregate of 10,872 Warrant Shares, representing more than fifty percent (50%) of the outstanding Warrants; and

          WHEREAS, Brown and Colinvest, together, beneficially own more than 90% of all outstanding shares of Common Stock; and

          WHEREAS, pursuant to Section 17 of the Warrantholders Agreement, the holders of a majority of the outstanding Warrants and the holders of at least sixty percent (60%) of the outstanding shares of Common Stock have the right to waive the application of the Warrantholders Agreement; and

          WHEREAS, Colinvest proposes to sell and transfer all (84,228 shares) of the Common Stock beneficially owned by Colinvest to Records; and

          WHEREAS, the parties hereto desire to waive the applicability of the provisions of Sections 6(a) and (b) of the Warrantholders Agreement with respect to the proposed sale of Common Stock by Colinvest to Records; and

          WHEREAS, except with respect to the sale by Colinvest of shares of Common Stock to Records, the parties do not desire to further waive the applicability of the Warrantholders Agreement;

          THEREFORE, IN CONSIDERATION of the premises and the mutual benefits and burdens herein contained, the parties agree as follows:

          1. WAIVER. Browne, AABC, BBC and Colinvest hereby waive the application of the provisions of Section 6(a) and 6(b) of the Warrantholders Agreement to the sale of 84,228 shares of Common Stock by Colinvest to Records effective as of August 29, 1997.

          2.   CONSENT   OF  RECORDS.   Pursuant  to  Section  2   of   the
Warrantholders Agreement, Records consents to be bound to the terms and conditions of the Warrantholders Agreement.

          3. COUNTERPARTS. This Waiver and Consent may be executed in one or more counterparts, any one of which shall be considered an original. All counterparts shall constitute one agreement and shall be binding upon and inure to the benefit of each party who executes any counterpart, and upon his heirs, personal representatives, and permitted successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have set their respective hands this 29th day of August, 1997.

BBC:                             BROWNE BOTTLING COMPANY, a Delaware
                                 corporation


                                 By:  STEPHEN B. BROWNE
                                   Stephen B. Browne, President

AABC:                            ALL-AMERICAN BOTTLING CORPORATION, a
                                 Delaware corporation


                                 By:  STEPHEN B. BROWNE
                                   Stephen B. Browne, President

BROWNE:
                                 STEPHEN B. BROWNE
                                 Stephen B. Browne, individually and as a General Partner of Oklahoma Properties Partnership, Tennessee Properties
                                 Partnership, Browne and Browne Partners, and as Trustee of the Stephen Virgil Browne Trust

COLINVEST:                       COLINVEST BOTTLING CORP., S.A.


                                 By:  FRANCISCO A. SOLER
                                   Francisco A. Soler, President

RECORDS:                         RECORDS INVESTMENTS, L.L.C.


                                 By:  G.J. RECORDS, JR.
                                   G.J. Records, Jr., President